UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4510 Lamesa Highway
Snyder, Texas	79549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (325) 574-6300

N/A
(Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger dated 5/26/2003
Press Release dated February 12, 2004

Item 5. Other Events and Regulation FD Disclosure.

     Effective February 11, 2004, pursuant to the Agreement and Plan of Merger dated as of May 26, 2003 (the “Original Merger Agreement”), among Patterson-UTI Energy, Inc. (“Patterson-UTI”), Patterson-UTI Acquisition, LLC, a wholly-owned subsidiary of Patterson-UTI (“Acquisition Sub”), and TMBR/Sharp Drilling, Inc. (“TMBR/Sharp”), as amended by Amendment No. 1 to Agreement and Plan of Merger dated December 30, 2003, among the same parties (“Amendment No. 1 to Merger Agreement, and together with the Original Merger Agreement, the “Merger Agreement”), TMBR/Sharp merged with and into Acquisition Sub with Acquisition Sub continuing as the surviving entity and a wholly owned subsidiary of Patterson-UTI (the “Merger”).

     Pursuant to the Merger Agreement, as a result of the Merger, each share of TMBR/Sharp common stock outstanding at the effective time of the Merger (except for shares owned directly or indirectly by Patterson-UTI or TMBR/Sharp) was converted into the right to receive 0.312166 of a share of Patterson-UTI common stock and $9.09 as the cash portion of the Merger consideration. A copy of the Original Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and a copy of Amendment No. 1 to Merger Agreement is attached as Exhibit 2.1 to Patterson-UTI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2003, and each is incorporated herein by reference.

     On February 12, 2004, Patterson-UTI issued a press release announcing the approval of the Merger Agreement by the shareholders of TMBR/Sharp and the completion of the Merger. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

2.1 Agreement and Plan of Merger dated May 26, 2003, by and among TMBR/Sharp Drilling, Inc., Patterson-UTI Energy, Inc. and Patterson-UTI Acquisition, LLC, a wholly owned subsidiary of Patterson-UTI Energy, Inc.

2.2. Amendment No. 1 to Agreement and Plan of Merger, dated as of December 30, 2003, by and among TMBR/Sharp Drilling, Inc., Patterson-UTI Energy, Inc. and Patterson-UTI Acquisition, LLC, a wholly owned subsidiary of Patterson-UTI Energy, Inc. (previously filed with the Securities and Exchange Commission on December 31, 2003 as Exhibit 2.1 to the Current Report on Form 8-K of Patterson-UTI Energy, Inc. and incorporated herein by reference).

99.1 Press Release dated February 12, 2004, relating to the approval of the Merger Agreement by the shareholders of TMBR/Sharp Drilling, Inc. and the completion of the Merger.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON-UTI ENERGY, INC.

Dated: February 12, 2004	By:	/s/ Jonathan D. Nelson Jonathan D. Nelson Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger dated May 26, 2003, by and among TMBR/Sharp Drilling, Inc., Patterson-UTI Energy, Inc. and Patterson-UTI Acquisition, LLC, a wholly owned subsidiary of Patterson-UTI Energy, Inc.
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 30, 2003, by and among TMBR/Sharp Drilling, Inc., Patterson-UTI Energy, Inc. and Patterson-UTI Acquisition, LLC, a wholly owned subsidiary of Patterson-UTI Energy, Inc. (previously filed with the Securities and Exchange Commission on December 31, 2003 as Exhibit 2.1 to the Current Report on Form 8-K of Patterson-UTI Energy, Inc. and incorporated herein by reference)
99.1	Press Release dated February 12, 2004, relating to the completion of the merger between Patterson-UTI Acquisition, LLC, a subsidiary of Patterson-UTI Energy, Inc., and TMBR/Sharp Drilling, Inc.